SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SI FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held at 9:00 a.m., May 14, 2014.

Name

Address

City, State Zip Code

As part of our efforts to cut unnecessary expenses and conserve the environment, SI Financial Group, Inc. has elected to provide Internet access to the proxy statement and annual report, including the Form 10-K, rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/6954

The annual stockholder meeting will be held at 9:00 a.m. on Wednesday, May 14, 2014 at the Savings Institute Bank and Trust Company Financial Center, 579 North Windham Road, North Windham, Connecticut. The matters to be covered are:

1.	Election of four directors to serve for a term of three years;

2.	Appointment of Wolf & Company, P.C. as our independent registered public accounting firm for 2014;

3.	Approval of a non-binding resolution to approve the compensation of the named executive officers as disclosed in the proxy statement; and

4.	Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors of SI Financial Group, Inc. recommends voting “FOR” each of the nominees for directors and “FOR” each of the above proposals. To vote, you must have been a stockholder at the close of business on March 12, 2014.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote by mail or in person. If you wish to vote by mail, simply cast your vote on the proxy card that you will receive and sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly.

If you want to receive a paper copy of these documents, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 5, 2014 to facilitate timely delivery.

To request a paper copy of these items, you will need your Stockholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/6954; or

•	Send us an email at fulfillment@rtco.com

and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.

Thank you for your continued support!

‘Stockholder Control Number’